UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                FORM 8-KA

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                               April 9, 2002
                               -------------
                              Date of Report
                    (Date of earliest event reported)


                           FIRST DELTAVISION, INC.
                           -----------------------
           (Exact name of registrant as specified in its charter)


      NEVADA                      0-23511                       87-0412182
      ------                      -------                       ----------
   (State or other         (Commission File Number)           (IRS Employer
   jurisdiction of                                           Identification
    incorporation)                                                 No.)

                          9005 Cobble Canyon Lane
                         Salt Lake City, Utah 84093
                         --------------------------
                   (Address of Principal Executive Offices)

                              (801) 942-0555
                              --------------
                       (Registrant's Telephone Number)


                     2914 South Sheridan Way, Suite 300
                     Oakville, Ontario, Canada L6J 7J8
                     ---------------------------------
           (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

     (a) Following a 300% dividend on April 4, 2002, of our outstanding securities, that was accounted for as a four for one forward split, and effective as of April 9, 2002, the Registrant ("First Deltavision," "we," "our" and "us" and words of similar import); Kyomedix Corporation, a Delaware corporation ("Kyomedix"), and Atlantic Capital Partners Inc. and Health Sciences International Inc., shareholders of Kyomedix (the "Kyomedix Stockholders"), executed a Share Exchange Agreement (the "KyoMedix Agreement"), whereby 100% of the issued and outstanding shares of common stock of KyoMedix were converted into and exchanged for 15,166,550 post-dividend shares of our common stock or approximately 96% of our post-KyoMedix Agreement outstanding securities, taking into account the cancellation of 186,648 pre-dividend shares of our common stock that were owned by David C. Merrell. Mr. Merrell was our President and one of our directors prior to the KyoMedix Agreement. The combination of these entities was treated as a purchase for accounting purposes, with KyoMedix becoming our wholly-owned subsidiary on closing.

    The principal terms of the KyoMedix Agreement were:

     1. Prior to the completion of the KyoMedix Agreement, we were required to effect a four for one dividend on outstanding common stock, and 186,648 shares of our pre-dividend shares that were owned by David C. Merrell were required to be delivered for cancellation pending the closing of the KyoMedix Agreement;

     2. The issuance of 15,166,550 of our post-dividend shares of common stock ("restricted securities") in exchange for 100% of the outstanding shares of KyoMedix. The 15,166,550 shares represented approximately 96% of our post-KyoMedix Agreement outstanding securities, taking into consideration the cancellation of the 186,648 pre-dividend shares of common stock that were owned by Mr. Merrell.

     3. Our adoption of the KyoMedix Employee Stock Option Plan and subject to the written consent of any employee of KyoMedix that had been granted any option thereunder, that such options be exchanged for like options to acquire post-dividend shares of our common stock that are "restricted securities" unless and until the options and the underlying shares were registered with the Securities and Exchange Commission on Form S-8.

     4. Following the closing of the KyoMedix Agreement, we were to provide our stockholders with a proxy or information statement to consider and act upon an amendment to our Articles of Incorporation to change our name to "KyoMedix, Inc." and in the interim, we filed a dba in the State of Nevada to conduct business under that name and obtained a new Cusip Number and OTC Bulletin Board Symbol for such name.

     5. The designation of the directors and executive officers nominated by the KyoMedix Stockholders as our new directors and executive officers, with our pre-KyoMedix Agreement directors and executive officers resigning, in seriatim.

     6. We were required to and did execute and deliver a Promissory Note in the amount of $250,000 payable to David C. Merrell with 90 days of the closing of the KyoMedix Agreement, the payment of which was secured by the pledge of all of the securities of Atlantic Capital Partners Inc. and all but 1,280,000 of the shares of Health Science International Inc. that were received by these KyoMedix Stockholders under the KyoMedix Agreement.

     Prior to the completion of the KyoMedix Agreement, taking into account the cancellation of the 186,648 pre-dividend shares owned by Mr. Merrell, there were 595,408 outstanding shares of our common stock. Following the completion of the KyoMedix Agreement, there were 15,761,958 post-dividend outstanding shares of our common stock.

     A copy of the KyoMedix Agreement, including all material exhibits and related instruments, accompanied our initial 8-K Current Report dated April 9, 2002, which is incorporated herein by reference; the foregoing summary of the KyoMedix Agreement is modified in its entirety by reference to such Report. See Item 7.

     Effective November 11, 2002, the KyoMedix Agreement was rescinded and declared null and void by the parties pursuant to a Compromise and Settlement Agreement, a copy of which is attached hereto and incorporated by reference. See Item 7.

     Pursuant to the terms and provisions of the Compromise and Settlement Agreement, the parties agreed as follows:

     1. The KyoMedix Agreement was rescinded, and the 15,166,550 shares of our common stock that were issued pursuant to the KyoMedix Agreement were canceled.

     2. The four for one dividend on our pre-KyoMedix Agreement outstanding securities was retained.

     3. The 186,648 pre-KyoMedix Agreement shares of our common stock that were owned by David C. Merrell and that were canceled, were re-issued, and the four for one dividend was effected on these shares; the Promissory Note in the amount of $250,000 payable to Mr. Merrell for his indemnification of us from and against certain liabilities was declared null and void, along with Mr. Merrell's Limited Indemnity Agreement.

     4. Our adoption of the KyoMedix Employee Stock Option Plan was declared void.

     5. The Certificate of Business: Fictitious Firm Name, which we filed in the State of Nevada under the name "KyoMedix, Inc.." was canceled.

     6. Certain Share Purchase Option Agreements, pursuant to which certain shareholders of our stockholders granted certain associates of the KyoMedix Stockholders options that acquire a portion of their shares of common stock, were declared null and void.

     7. KyoMedix and the KyoMedix Shareholders agreed to indemnify and hold us harmless from and against any and all liabilities that we may have incurred since April 9, 2002, to the effective date of the Compromise and Settlement Agreement, or while they or their nominees were under our control.

     8. The persons who were then serving as our directors or executive officers had their elections and designations as directors and executive officers declared void, and our former directors and executive officers, David
C. Merrell and Todd D. Ross, were re-elected as our directors and executive officers for the remainder of their respective terms or until their successors are elected and qualified.

     9. All claims of any party against any other party were compromised and settled.

     10. The civil action filed by David C. Merrell against all of the parties to the KyoMedix Agreement that was filed in the Third Judicial District Court in Salt Lake County, Utah, filed as Civil Action No. 020910071, a copy of which is attached hereto and incorporated by reference, was dismissed, with prejudice. See Item 7.

     11. If any party to the Compromise and Settlement Agreement defaults on any of the terms and provisions hereof, the non-defaulting party or parties shall be entitled to recover reasonable attorney's fees and costs; and any action brought to enforce the terms and provisions of the Compromise and Settlement Agreement must be brought in the State of Nevada and each party consented to such jurisdiction. Each party also agreed to bear its respective costs of the negotiation, consummation and execution of the Compromise and Settlement Agreement and all related matters.

     (b) To the knowledge of our management and based upon a review of our stock ledger maintained by our transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of our common stock following the execution and delivery of the Compromise and Settlement Agreement:

Name                           Positions Held      Shares Owned          %
----                           --------------      ------------         ---


David C. Merrell               President and          746,592          55.6%
9005 Cobble Canyon Lane        Director
Sandy, Utah 84093

Todd D. Ross                   Secretary and            -0-             -0-
38 South 1650 West             Director
Cedar City, Utah 84720

Leonard W. Burningham, Esq.    Stockholder            316,200          23.6%
455 East 500 South, Suite #205
Salt Lake City, Utah 84111

TOTALS                                              1,062,792          79.6%


Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     See Item 1.


Item 3.   Bankruptcy or Receivership.
          ---------------------------

     None, not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     None, not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     See the Press Release attached hereto and incorporated by reference.  See
Item 7.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

     Pursuant to the Compromise and Settlement Agreement, the persons who were then serving as our directors or executive officers had their election and designation as directors and executive officers declared void, and our former directors and executive officers, David C. Merrell and Todd D. Ross, were re-elected as our directors and executive officers for the remainder of their respective terms or until their successors are elected and qualified.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  None; not applicable.

          (b)  None; not applicable.

          (c)  Exhibits.

          10.1    Compromise and Settlement Agreement
          10.2    Civil Action Complaint
          99      Press Release

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          See Exhibit 99.2.


                           SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST DELTAVISION, INC.

DATED: 11/13/02                          /s/ David C. Merrell
       --------                          -------------------------
                                         David C. Merrell
                                         President